UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 21, 2003

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 800 Ft. Worth, Texas	76102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

ITEM 9. Regulation FD Disclosure

     On October 21, 2003, Range Resources Corporation issued a press release announcing its third quarter of 2003 production volumes, borrowing base status and other operational information. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits:

            99.1 Press Release dated October 21, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ ROGER S. MANNY

Roger S. Manny Chief Financial Officer

Date: October 21, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 21, 2003